UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period:	June 1, 2013 — November 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Dynamic Asset Allocation Equity Fund

Semiannual report
11|30|13

A world of investing.℠
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Semiannual report
11 | 30 | 13

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	21

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Now that 2013 has drawn to a close, a sigh of relief may be in order. The performance of financial markets in the United States and around the world has been better than many had anticipated at the start of the year, despite challenges such as fiscal woes, political wrangling, and geopolitical conflicts.

It appears that most developed economies are in recovery. The U.S. unemployment picture is improving, and economic growth has remained positive. Europe emerged from a multi-year recession in 2013, with growth in the 17-nation eurozone turning positive for the past two calendar quarters. The Japanese government’s aggressive stimulus policies have fostered growth, while China appears to have avoided a major slowdown.

Headwinds remain, however. The positive economic news makes it more likely that the Federal Reserve will taper its $85-billion-a-month bond-buying stimulus program. The end of this unprecedented initiative may test the stability of the recovery. Meanwhile, Washington lawmakers continue to assert different visions for the long-term federal budget, and may again resort to using the debt ceiling as a political instrument, which may unsettle markets.

With uncertainties still ahead, innovative and alternative investment ideas and approaches can be quite helpful to investors. In seeking returns for our shareholders, Putnam’s investment professionals employ fundamental research, active investing, and risk management strategies, and our diverse set of products is designed to address a wide range of financial goals.

It is also important to rely on the advice of your financial advisor, who can help guide you toward your investment goals, based on your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

How did the fund perform during the six months ended November 30, 2013?

During the period, markets in many parts of the world climbed a wall of worry, mostly generated by the Federal Reserve’s talk of tapering and fiscal discord in Washington. It turned out to be a very positive period for equities, however. Putnam Dynamic Asset Allocation Equity Fund’s class A shares returned 12.28% during the six months ended November 30, 2013, slightly underperforming the all-equity Russell 3000 Index, its primary benchmark, and finishing slightly better than its secondary benchmark, the Putnam Equity Blended Index, which reflects the fund’s strategic global allocations.

What was the investment environment like during the period?

At the beginning of the period, markets were rattled in June when Fed Chairman Ben Bernanke stated that the central bank might begin to reduce its asset-purchase program late in 2013 and end it by mid 2014. After Chairman Bernanke had clarified his comments, stating that no tapering would occur until the U.S. economy gained a solid footing, markets rallied in July and kept rising throughout the period, though not without bouts of volatility. There was a “good-news-is-bad-news” theme: Generally, whenever there was positive U.S. economic news, investors interpreted it as a sign that the Fed would begin reducing its bond-buying

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/13. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 12.

Dynamic Asset Allocation Equity Fund	3

program, and equities lost value. The inverse was also true: When negative economic news came out, investors interpreted it to mean that the Fed’s stimulus program would continue, and stocks generally rallied.

In August, the Syrian crisis — and its threat of U.S. military intervention — generated some market volatility. By September, however, the Syrian crisis had subsided, once again spurring a rally in equity markets. Also in September, the Fed announced that it would continue with its bond-buying program of $85 billion per month, citing a weaker economic environment — including a disappointing September unemployment report along with the potential for fiscal discord in Washington — and equity prices rallied even further.

How did the partial government shutdown in October 2013 impact equities?

Despite the 16-day partial government shutdown that began on October 1, U.S. stocks extended their winning streak. Toward the end of the month, the S&P 500 Index hit a then-record high, while the Nasdaq established a then-13-year peak. The Dow Jones Industrial Average posted gains, but remained shy of its mid-September highs. Investors appeared confident that Washington lawmakers would deliver a resolution to the shutdown. Additionally, as mentioned previously, investors seemed to interpret any negative economic news as a positive for equities, believing that it would delay the tapering of Fed stimulus. At its October meeting, the Fed decided to maintain its stimulus program until the economy, particularly the weak employment situation, improved. In November, with the shutdown at least temporarily resolved, U.S. equities posted another positive month of performance, with large-cap stocks marking their eighth straight week of gains.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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Where did you find positive returns in the portfolio during the period, and how did you position the portfolio?

Within equities, positive security selection, as well as a slight overweight to small-cap stocks relative to the fund’s primary and secondary benchmarks, helped returns. The portfolio had greater exposure to developed markets versus emerging markets, and this helped performance. We also positioned the portfolio to be more overweight to Japan and underweight to Europe for most of the period. Toward the end of the period, however, we increased the portfolio’s exposure to the eurozone, where the economy is in the nascent stages of recovery, in our view, and where we believe there are good investing opportunities.

What was your strategy with respect to commodities?

We have been less bullish on commodities, which make up a smaller slice of the portfolio than equities. The portfolio had a small underweight to commodities during the period, and the biggest reason for this was a slackening of market demand in the past 18 months. This mostly has been the result of slowing demand from China as well as the market’s general move out of gold into riskier assets such as equities.

What is your opinion of Japan’s recent economic resurgence?

Over time, Japan has had so many false starts that it is hard to get overly enthusiastic. To be sure, Japan’s policy of monetary policy easing and increased government spending has depressed the value of the yen and injected new life into export companies and certain sectors of the domestic economy. The argument for investment in Japan is that its stock market has been devalued for so long

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Dynamic Asset Allocation Equity Fund	5

and now it is finally experiencing some growth. But we believe Japan also has significant societal and structural problems, including an aging population and the “brain drain” that occurs when young people leave the country. If the government’s policies fail, we are aware of the magnitude of the potential downside.

What are your views on investing in emerging markets?

We are still not constructive on emerging markets, as they have underperformed in recent years. We believe China stands apart in emerging markets, although growth has slowed from previously high levels. Until the developed economies recover, China lacks the domestic demand to sustain its growth, in our view. We also believe that other emerging markets need the developed world to recover and to buy their goods in order to grow their economies.

What is your outlook?

Equity markets dislike uncertainty, and we believe this sentiment may increase as the year comes to a close. Equity prices are not overly expensive, in our view, but they are not cheap, either. On a global basis, given the uncertain fiscal, monetary, and macroeconomic picture, we believe in maintaining our neutral stance.

Still, equities maintain their appeal. Many companies have decent revenue growth and healthy profit margins, in our view. While not euphoric about the current environment by any stretch of the imagination, we believe companies generally are more hopeful about business conditions. I believe we will continue to experience a slow healing in the U.S. economy. For example, the nation’s unemployment rate has come down, and housing has improved. U.S. economic growth appears be on track and, in our view, could slowly gather strength in 2014, while Europe appears in the nascent, early-cycle phase of an economic recovery.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

6	Dynamic Asset Allocation Equity Fund

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

The U.S. unemployment rate has been on a steady decline as of late, recently dipping to 7% for the first time in five years. In what was the first full assessment of the nation’s jobs picture since the 16-day partial government shutdown in early October, the lower unemployment rate is a clear indicator that the U.S. economy has measurably improved since the 2008 financial crisis that rattled markets and economies worldwide. The unemployment rate peaked at 10% in October 2009, according to the Labor Department. The improving job situation also means that the Federal Reserve may be more inclined to begin winding down its $85-billion-a-month asset purchase program in the near future. The Fed’s stimulus efforts have helped keep interest rates low with the goal of fostering economic growth and lowering unemployment. The central bank has stated that it would start tapering its quantitative-easing program when it sees “real and sustainable” progress in job gains.

Dynamic Asset Allocation Equity Fund	7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/13

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	137.48%	123.82%	137.43%
Annual average	19.50	18.05	19.50

3 years	52.31	43.55	52.28
Annual average	15.06	12.81	15.05

1 year	29.96	22.49	29.95

6 months	12.28	5.82	12.28

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Comparative index returns For periods ended 11/30/13

			Lipper Multi-Cap
		Putnam Equity	Core Funds
	Russell 3000 Index	Blended Index	category average*

Life of fund	150.45%	139.69%	136.47%
Annual average	20.82	19.73	19.26

3 years	63.41	53.67	54.33
Annual average	17.78	15.40	15.49

1 year	31.71	28.67	31.42

6 months	12.60	11.91	12.31

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 11/30/13, there were 829, 805, 700, and 605 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/13

	Class A		Class Y

	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value

5/31/13	$11.81	$12.53	$11.81

11/30/13	13.26	14.07	13.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class Y
(inception dates)	(1/23/09)		(1/23/09)

	Before	After	Net
	sales	sales	asset
	charge	charge	value

Life of fund	142.84%	128.88%	142.99%
Annual average	19.67	18.24	19.69

3 years	46.48	38.06	46.44
Annual average	13.57	11.35	13.56

1 year	30.63	23.12	30.61

6 months	17.30	10.55	17.39

See the discussion following the Fund performance table on page 8 for information about the calculation of fund performance.

Dynamic Asset Allocation Equity Fund	9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class Y

Net expenses for the fiscal year ended 5/31/13*	1.31%†	1.06%

Total annual operating expenses for the fiscal year ended 5/31/13	2.07%†	1.82%

Annualized expense ratio for the six-month period ended 11/30/13	1.14%	1.14%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/14.

† No payments under the fund’s distribution and service (12b-1) plan have been authorized by the Trustees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2013, to November 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class Y

Expenses paid per $1,000*†	$6.07	$6.07

Ending value (after expenses)	$1,122.80	$1,122.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2013, use the following calculation method. To find the value of your investment on June 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class Y

Expenses paid per $1,000*†	$5.77	$5.77

Ending value (after expenses)	$1,019.35	$1,019.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2013, Putnam employees had approximately $427,000,000 and the Trustees had approximately $106,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Equity Fund	13

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

14	Dynamic Asset Allocation Equity Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

Dynamic Asset Allocation Equity Fund	15

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for

16	Dynamic Asset Allocation Equity Fund

the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique

Dynamic Asset Allocation Equity Fund	17

investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on January 23, 2009, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive over the one-year and three-year periods, exceeded the return of its benchmark over the one-year period, and trailed the return of its benchmark over the three-year period. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership

18	Dynamic Asset Allocation Equity Fund

(“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The  Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

Dynamic Asset Allocation Equity Fund	19

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

20	Dynamic Asset Allocation Equity Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund	21

The fund’s portfolio 11/30/13 (Unaudited)

COMMON STOCKS (94.5%)*	Shares	Value

Advertising and marketing services (—%)
ValueClick, Inc. †	232	$4,965

		4,965
Aerospace and defense (3.5%)
Alliant Techsystems, Inc.	77	9,335

Astronics Corp. †	86	4,497

Boeing Co. (The)	2,450	328,913

Embraer SA ADR (Brazil)	251	7,784

European Aeronautic Defence and Space Co. (France)	844	59,827

General Dynamics Corp.	1,234	113,108

HEICO Corp.	76	4,338

IHI Corp. (Japan)	5,000	20,889

Lockheed Martin Corp.	1,002	141,953

Northrop Grumman Corp.	1,035	116,624

Raytheon Co.	1,335	118,388

		925,656
Agriculture (—%)
Andersons, Inc. (The)	61	5,189

Archer Daniels-Midland Co.	104	4,186

S&W Seed Co. †	385	2,210

		11,585
Airlines (1.0%)
Delta Air Lines, Inc.	3,950	114,471

Hawaiian Holdings, Inc. †	558	5,089

International Consolidated Airlines Group SA (Spain) †	4,546	27,273

Republic Airways Holdings, Inc. †	347	3,907

SkyWest, Inc.	269	4,546

Southwest Airlines Co.	3,649	67,835

Spirit Airlines, Inc. †	287	13,165

US Airways Group, Inc. †	553	12,984

		249,270
Automotive (1.0%)
Bayerische Motoren Werke (BMW) AG (Germany)	204	23,436

China ZhengTong Auto Services Holdings, Ltd. (China) †	13,000	8,837

Daihatsu Motor Co., Ltd. (Japan)	1,000	18,293

Fuji Heavy Industries, Ltd. (Japan)	1,500	42,345

Hino Motors, Ltd. (Japan)	2,000	30,982

Hyundai Motor Co. (South Korea)	33	7,858

Kia Motors Corp. (South Korea)	251	14,325

Lear Corp.	574	47,590

Navistar International Corp. †	139	5,586

Renault SA (France)	232	20,524

Tata Motors, Ltd. (India)	1,948	12,429

Toyota Motor Corp. (Japan)	600	37,366

		269,571
Banking (7.4%)
Access National Corp.	158	2,490

Associated Banc-Corp.	1,505	25,946

Australia & New Zealand Banking Group, Ltd. (Australia)	726	21,081

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	1,762	21,044

22	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Banking cont.
Banco Latinoamericano de Exportaciones SA Class E (Panama)	360	$9,698

Banco Santander Central Hispano SA (Spain)	3,356	29,766

Bangkok Bank PCL NVDR (Thailand)	2,400	14,052

Bank Mandiri (Persero) Tbk PT (Indonesia)	13,000	8,313

Bank Millennium SA (Poland) †	3,160	7,693

Bank of Kentucky Financial Corp.	97	3,282

Bank of Yokohama, Ltd. (The) (Japan)	4,000	21,904

Barclays PLC (United Kingdom)	2,244	9,942

BNP Paribas SA (France)	346	25,902

BofI Holding, Inc. †	145	11,884

Cardinal Financial Corp.	300	5,319

China Construction Bank Corp. (China)	23,000	18,631

Citizens & Northern Corp.	189	3,909

City National Corp.	393	30,009

Commonwealth Bank of Australia (Australia)	930	65,877

Credicorp, Ltd. (Peru)	104	13,364

Credit Agricole SA (France) †	2,295	28,694

Credit Suisse Group AG (Switzerland)	421	12,490

DBS Group Holdings, Ltd. (Singapore)	2,000	27,382

Dubai Islamic Bank PJSC (United Arab Emirates) †	1,914	2,315

Eagle Bancorp, Inc.	172	5,609

East West Bancorp, Inc.	247	8,467

Erste Group Bank AG (Czech Republic)	255	8,961

Fifth Third Bancorp	5,220	106,070

Financial Institutions, Inc.	199	5,114

First Community Bancshares Inc.	194	3,381

First Gulf Bank (United Arab Emirates)	823	3,809

FirstMerit Corp.	237	5,442

Flushing Financial Corp.	211	4,560

Grupo Financiero Banorte SAB de CV (Mexico)	3,429	23,386

Hang Seng Bank, Ltd. (Hong Kong)	1,400	22,844

Hanmi Financial Corp.	404	8,306

Heartland Financial USA, Inc.	130	3,875

Heritage Financial Group, Inc.	191	3,375

HSBC Holdings PLC (United Kingdom)	5,619	62,761

Industrial and Commercial Bank of China, Ltd. (China)	17,000	12,214

Itau Unibanco Holding SA ADR (Preference) (Brazil)	657	9,244

Jammu & Kashmir Bank, Ltd. (India)	470	9,151

Joyo Bank, Ltd. (The) (Japan)	4,000	20,421

JPMorgan Chase & Co.	7,118	407,292

Lloyds Banking Group PLC (United Kingdom) †	41,362	52,205

MainSource Financial Group, Inc.	297	5,340

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	4,400	28,304

National Australia Bank, Ltd. (Australia)	752	23,670

Northern Trust Corp.	1,043	61,527

OFG Bancorp (Puerto Rico)	189	3,251

Pacific Premier Bancorp, Inc. †	199	2,893

PacWest Bancorp	171	7,035

Dynamic Asset Allocation Equity Fund	23

COMMON STOCKS (94.5%)* cont.	Shares	Value

Banking cont.
Peoples Bancorp, Inc.	188	$4,504

Philippine National Bank (Philippines) †	4,820	9,205

PNC Financial Services Group, Inc.	1,828	140,665

Popular, Inc. (Puerto Rico) †	1,052	30,066

Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	787	10,447

Qatar National Bank SAQ (Qatar) †	86	4,063

Republic Bancorp, Inc. Class A	120	2,978

Resona Holdings, Inc. (Japan)	6,800	33,720

Sberbank of Russia ADR (Russia)	1,852	22,953

Skandinaviska Enskilda Banken AB (Sweden)	1,875	22,686

State Street Corp.	1,812	131,569

Sumitomo Mitsui Financial Group, Inc. (Japan)	400	19,796

Swedbank AB Class A (Sweden)	904	23,058

Toronto-Dominion Bank (Canada)	510	46,619

Wells Fargo & Co.	1,546	68,055

Westpac Banking Corp. (Australia)	834	24,961

		1,934,839
Basic materials (0.1%)
Sumitomo Metal Mining Co., Ltd. (Japan)	1,000	13,305

		13,305
Beverage (0.8%)
AMBEV SA ADR (Brazil)	2,115	15,989

Anheuser-Busch InBev NV (Belgium)	267	27,195

Coca-Cola Co. (The)	955	38,381

Constellation Brands, Inc. Class A †	619	43,584

Diageo PLC (United Kingdom)	651	20,749

Fomento Economico Mexicano SAB de CV ADR (Mexico)	106	10,065

Heineken Holding NV (Netherlands)	335	21,076

Molson Coors Brewing Co. Class B	542	28,547

SABMiller PLC (United Kingdom)	294	15,148

		220,734
Biotechnology (1.7%)
Aegerion Pharmaceuticals, Inc. †	27	1,915

Amgen, Inc.	1,739	198,385

Auxilium Pharmaceuticals, Inc. †	222	4,531

Celgene Corp. †	1,114	180,212

Cubist Pharmaceuticals, Inc. †	192	13,154

Exact Sciences Corp. †	231	2,837

Incyte Corp., Ltd. †	56	2,610

Lexicon Pharmaceuticals, Inc. †	595	1,428

Medicines Co. (The) †	170	6,224

Nanosphere, Inc. †	1,055	2,427

NewLink Genetics Corp. †	94	2,115

NPS Pharmaceuticals, Inc. †	111	2,932

PDL BioPharma, Inc.	128	1,251

Repligen Corp. †	209	2,815

Sequenom, Inc. †	695	1,828

Spectrum Pharmaceuticals, Inc.	271	2,610

United Therapeutics Corp. †	308	28,431

		455,705

24	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Broadcasting (0.2%)
Global Mediacom Tbk PT (Indonesia)	39,500	$6,439

ITV PLC (United Kingdom)	9,559	29,713

LIN Media, LLC Class A †	231	6,038

Sinclair Broadcast Group, Inc. Class A	412	13,522

Sun TV Network, Ltd. (India)	1,297	7,679

		63,391
Cable television (1.7%)
Comcast Corp. Class A	6,305	314,430

DISH Network Corp. Class A	1,003	54,322

HSN, Inc.	83	4,764

IAC/InterActiveCorp.	1,080	61,787

		435,303
Capital goods (—%)
Stoneridge, Inc. †	462	5,964

		5,964
Chemicals (3.4%)
Agrium, Inc. (Canada)	24	2,162

American Vanguard Corp.	23	661

Asahi Kasei Corp. (Japan)	4,000	31,549

Axiall Corp.	286	12,956

BASF SE (Germany)	295	31,497

Cambrex Corp. †	474	9,243

CF Industries Holdings, Inc.	240	52,171

Chemtura Corp. †	539	14,230

China BlueChemical, Ltd. (China)	10,000	6,785

Cytec Industries, Inc.	216	19,328

Eastman Chemical Co.	572	44,061

Huntsman Corp.	837	19,192

Innophos Holdings, Inc.	116	5,566

Innospec, Inc.	149	7,258

Intrepid Potash, Inc.	61	942

Johnson Matthey PLC (United Kingdom)	841	43,568

Koppers Holdings, Inc.	50	2,369

Kraton Performance Polymers, Inc. †	146	3,400

Landec Corp. †	367	4,309

LG Chemical, Ltd. (South Korea)	39	10,705

LSB Industries, Inc. †	250	8,020

LyondellBasell Industries NV Class A	1,067	82,351

Mexichem SAB de CV (Mexico)	1,670	7,051

Minerals Technologies, Inc.	56	3,326

Monsanto Co.	1,535	173,962

Mosaic Co. (The)	38	1,820

OM Group, Inc. †	131	4,315

Potash Corp. of Saskatchewan, Inc. (Canada)	115	3,640

PPG Industries, Inc.	418	76,937

PTT Global Chemical PCL (Thailand)	4,700	11,161

Sherwin-Williams Co. (The)	305	55,824

Sumitomo Chemical Co., Ltd. (Japan)	8,000	32,173

Syngenta AG (Switzerland)	75	29,399

Dynamic Asset Allocation Equity Fund	25

COMMON STOCKS (94.5%)* cont.	Shares	Value

Chemicals cont.
Tronox, Ltd. Class A	120	$2,550

Ultrapar Participacoes SA (Brazil)	249	6,190

Valspar Corp.	380	26,832

W.R. Grace & Co. †	331	31,786

Zep, Inc.	317	6,105

		885,394
Coal (0.2%)
Alpha Natural Resources, Inc. †	3,262	21,790

Coal India, Ltd. (India)	1,469	6,393

Peabody Energy Corp.	1,115	20,293

		48,476
Commercial and consumer services (2.4%)
ADT Corp. (The)	1,038	42,101

Ascent Capital Group, Inc. Class A †	25	2,150

Babcock International Group PLC (United Kingdom)	1,100	23,576

Bureau Veritas SA (France)	638	18,927

Compass Group PLC (United Kingdom)	1,376	20,733

Corporate Executive Board Co. (The)	50	3,682

Ctrip.com International, Ltd. ADR (China) †	136	6,498

Deluxe Corp.	273	13,565

Expedia, Inc.	479	30,508

Experian Group, Ltd. (United Kingdom)	863	15,913

Global Cash Access Holdings, Inc. †	415	4,046

Grana y Montero SA ADR (Peru) †	245	4,827

Green Dot Corp. Class A †	171	4,147

Hana Tour Service, Inc. (South Korea)	159	9,766

Harbinger Group, Inc. †	872	10,464

LifeLock, Inc. †	136	2,342

MAXIMUS, Inc.	67	3,049

McGraw-Hill Cos., Inc. (The)	1,149	85,601

Pitney Bowes, Inc.	262	6,071

Priceline.com, Inc. †	176	209,850

Randstad Holding NV (Netherlands)	118	7,333

Total Systems Services, Inc.	2,138	66,385

URS Corp.	423	21,983

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento
e Identificacao SA (Brazil)	386	6,052

		619,569
Communications equipment (0.9%)
Cisco Systems, Inc.	10,120	215,050

Plantronics, Inc.	44	1,968

RF Micro Devices, Inc. †	1,673	8,833

		225,851
Computers (3.8%)
Actuate Corp. †	1,032	8,112

Anixter International, Inc. †	116	10,254

Apple, Inc.	1,162	646,153

Aspen Technology, Inc. †	177	6,997

AVG Technologies NV (Netherlands) †	178	3,076

Bottomline Technologies, Inc. †	68	2,351

26	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Computers cont.
Brady Corp. Class A	229	$7,175

Brocade Communications Systems, Inc. †	3,945	34,677

Calix, Inc. †	167	1,710

Commvault Systems, Inc. †	71	5,314

Cornerstone OnDemand, Inc. †	103	5,193

EMC Corp.	4,526	107,945

HCL Technologies, Ltd. (India)	685	11,904

inContact, Inc. †	279	2,093

Infoblox, Inc. †	112	3,559

Lexmark International, Inc. Class A	749	26,492

MTS Systems Corp.	50	3,487

Netscout Systems, Inc. †	129	3,925

Procera Networks, Inc. †	223	3,405

Quantum Corp. †	2,434	3,043

Riverbed Technology, Inc. †	1,066	18,442

Silicon Graphics International Corp. †	150	1,998

SS&C Technologies Holdings, Inc. †	161	6,941

Synaptics, Inc. †	123	6,213

VeriFone Systems, Inc. †	169	4,328

Verint Systems, Inc. †	109	4,133

Western Digital Corp.	827	62,058

		1,000,978
Conglomerates (1.9%)
AMETEK, Inc.	1,127	55,471

Danaher Corp.	2,121	158,651

Exor SpA (Italy)	294	11,516

General Electric Co.	5,232	139,485

Marubeni Corp. (Japan)	1,000	7,253

Siemens AG (Germany)	376	49,674

Tyco International, Ltd.	1,979	75,479

		497,529
Construction (0.7%)
Cemex Latam Holdings SA (Colombia) †	824	6,107

Cemex SAB de CV ADR (Mexico)	690	7,542

Chicago Bridge & Iron Co., NV	537	41,177

China Singyes Solar Technologies Holdings, Ltd. (China)	7,000	7,991

China State Construction International Holdings, Ltd. (China)	4,000	7,027

Fortune Brands Home & Security, Inc.	865	37,714

Holcim, Ltd. (Switzerland)	114	8,239

Koninklijke Boskalis Westminster NV (Netherlands)	339	16,888

Mota-Engil SGPS SA (Portugal)	1,048	6,324

Trex Co., Inc. †	165	11,944

Wendel SA (France)	168	23,267

		174,220
Consumer (0.2%)
Blyth, Inc.	142	1,774

SodaStream International, Ltd. (Israel) †	35	2,012

Swatch Group AG (The) (Switzerland)	182	20,278

Swatch Group AG (The) (Switzerland)	27	17,665

		41,729

Dynamic Asset Allocation Equity Fund	27

COMMON STOCKS (94.5%)* cont.	Shares	Value

Consumer finance (0.7%)
DFC Global Corp. †	341	$3,413

Discover Financial Services	1,964	104,681

Encore Capital Group, Inc. †	228	10,873

Housing Development Finance Corp., Ltd. (HDFC) (India)	1,712	22,569

Nelnet, Inc. Class A	183	8,235

Ocwen Financial Corp. †	110	6,233

PHH Corp. †	166	3,991

Portfolio Recovery Associates, Inc. †	192	11,213

Walter Investment Management Corp. †	79	3,012

		174,220
Consumer goods (2.1%)
Colgate-Palmolive Co.	1,339	88,120

Kao Corp. (Japan)	300	9,854

L’Oreal SA (France)	187	31,253

Prestige Brands Holdings, Inc. †	222	7,823

Procter & Gamble Co. (The)	4,622	389,265

Reckitt Benckiser Group PLC (United Kingdom)	233	18,673

		544,988
Consumer services (0.4%)
Angie’s List, Inc. †	38	495

Blue Nile, Inc. †	79	3,639

Geo Group, Inc. (The)	148	4,854

Liberty Interactive Corp. Class A †	2,526	70,930

OpenTable, Inc. †	41	3,426

Shutterfly, Inc. †	39	1,842

TrueBlue, Inc. †	709	18,108

zulily, Inc. Class A †	32	1,120

		104,414
Containers (0.1%)
Ball Corp.	620	30,988

		30,988
Distribution (0.1%)
Beacon Roofing Supply, Inc. †	103	3,830

Core-Mark Holding Co., Inc.	87	6,422

MWI Veterinary Supply, Inc. †	44	8,015

Pool Corp.	57	3,194

Spartan Stores, Inc.	156	3,619

United Natural Foods, Inc. †	57	3,924

		29,004
Electric utilities (1.5%)
AES Corp.	2,964	43,185

American Electric Power Co., Inc.	1,784	83,955

China Resources Power Holdings Co., Ltd. (China)	2,000	4,840

Chubu Electric Power Co., Inc. (Japan)	400	5,404

CMS Energy Corp.	668	17,729

Enel SpA (Italy)	4,308	19,494

Entergy Corp.	735	45,489

GDF Suez (France)	1,008	23,333

Kansai Electric Power, Inc. (Japan) †	2,400	27,246

PG&E Corp.	1,324	53,450

28	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Electric utilities cont.
PPL Corp.	800	$24,568

Red Electrica Corporacion SA (Spain)	495	31,698

Tenaga Nasional Bhd (Malaysia)	4,300	13,155

		393,546
Electrical equipment (0.2%)
ABB, Ltd. (Switzerland)	1,202	30,732

Hermes Microvision, Inc. (Taiwan)	75	2,334

II-VI, Inc. †	438	7,161

WESCO International, Inc. †	81	6,964

		47,191
Electronics (2.1%)
Avnet, Inc.	772	30,803

Broadcom Corp. Class A	1,543	41,183

Casetek Holdings, Ltd. (Taiwan)	2,000	10,610

Cavium, Inc. †	54	1,955

Ceva, Inc. †	169	2,702

Cirrus Logic, Inc. †	305	6,155

EnerSys	203	14,484

Fairchild Semiconductor International, Inc. †	194	2,470

FEI Co.	85	7,739

GenMark Diagnostics, Inc. †	701	8,342

Inotera Memories, Inc. (Taiwan) †	13,000	9,269

Integrated Silicon Solutions, Inc. †	630	7,459

Keyence Corp. (Japan)	100	40,168

L-3 Communications Holdings, Inc.	469	48,523

Marvell Technology Group, Ltd.	2,560	36,429

Mellanox Technologies, Ltd. (Israel) †	78	3,037

Mentor Graphics Corp.	484	10,902

Microsemi Corp. †	128	3,127

NVIDIA Corp.	2,456	38,314

Omnivision Technologies, Inc. †	365	5,851

Omron Corp. (Japan)	800	32,915

Radiant Opto-Electronics Corp. (Taiwan)	2,090	7,451

Rockwell Automation, Inc.	634	72,010

Samsung Electronics Co., Ltd. (South Korea)	55	77,643

Semtech Corp. †	124	3,685

Silicon Image, Inc. †	827	4,482

SK Hynix, Inc. (South Korea) †	290	9,700

Sparton Corp. †	181	4,663

		542,071
Energy (oil field) (1.4%)
Helix Energy Solutions Group, Inc. †	187	4,153

Key Energy Services, Inc. †	804	6,303

Oceaneering International, Inc.	463	35,739

Oil States International, Inc. †	260	26,611

Schlumberger, Ltd.	3,165	279,849

SPT Energy Group, Inc. (China)	12,000	8,266

		360,921

Dynamic Asset Allocation Equity Fund	29

COMMON STOCKS (94.5%)* cont.	Shares	Value

Energy (other) (0.1%)
AMEC PLC (United Kingdom)	1,354	$25,029

FutureFuel Corp.	559	9,346

		34,375
Engineering and construction (0.6%)
Aecom Technology Corp. †	645	18,744

China Railway Group, Ltd. (China)	21,000	12,108

Daelim Industrial Co., Ltd. (South Korea)	153	14,529

JGC Corp. (Japan)	1,000	37,239

KBR, Inc.	797	26,963

McDermott International, Inc. †	1,173	9,560

Singapore Technologies Engineering, Ltd. (Singapore)	6,000	19,317

Vinci SA (France)	401	25,736

		164,196
Entertainment (0.2%)
Carmike Cinemas, Inc. †	230	5,506

CJ CGV Co., Ltd. (South Korea)	229	10,419

Panasonic Corp. (Japan) †	2,100	24,086

TiVo, Inc. †	237	3,041

Town Sports International Holdings, Inc.	328	4,510

Vail Resorts, Inc.	44	3,335

VOXX International Corp. †	563	10,044

		60,941
Environmental (0.1%)
Coway Co., Ltd. (South Korea)	171	10,697

Mine Safety Appliances Co.	75	3,737

		14,434
Financial (0.8%)
3i Group PLC (United Kingdom)	3,458	20,908

CIT Group, Inc.	1,298	65,523

CoreLogic, Inc. †	1,594	56,157

Credit Acceptance Corp. †	53	6,845

Nasdaq OMX Group, Inc. (The)	1,058	41,569

WageWorks, Inc. †	136	7,793

		198,795
Food (1.8%)
Boulder Brands, Inc. †	100	1,531

Bunge, Ltd.	18	1,442

Calbee, Inc. (Japan)	1,000	25,360

Carrefour SA (France)	673	26,471

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	2,000	129

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	308	14,501

Distribuidora Internacional de Alimentacion SA (Spain)	1,907	17,453

General Mills, Inc.	1,718	86,639

Hain Celestial Group, Inc. (The) †	28	2,315

Ingredion, Inc.	32	2,213

Jeronimo Martins SGPS SA (Portugal)	335	6,904

JM Smucker Co. (The)	378	39,403

Kraft Foods Group, Inc.	1,590	84,461

Lindt & Spruengli AG (Switzerland)	7	30,215

30	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Food cont.
Magnit OJSC (Russia)	48	$13,322

Nestle SA (Switzerland)	1,034	75,462

Shoprite Holdings, Ltd. (South Africa)	335	5,882

Suedzucker AG (Germany)	523	13,184

Unilever PLC (United Kingdom)	391	15,778

		462,665
Forest products and packaging (0.3%)
Amcor, Ltd. (Australia)	1,444	14,511

Bemis Co., Inc.	456	17,798

Domtar Corp. (Canada)	175	14,964

KapStone Paper and Packaging Corp.	130	6,926

Louisiana-Pacific Corp. †	69	1,132

Packaging Corp. of America	417	25,545

		80,876
Gaming and lottery (0.1%)
OPAP SA (Greece)	1,214	16,130

Penn National Gaming, Inc. †	610	8,808

		24,938
Health-care services (3.1%)
Amedisys, Inc. †	178	2,898

AmerisourceBergen Corp.	1,537	108,405

AmSurg Corp. †	128	6,185

athenahealth, Inc. †	20	2,623

Bio-Reference Labs, Inc. †	52	1,518

Centene Corp. †	39	2,329

Chemed Corp.	158	12,313

CIGNA Corp.	1,618	141,494

Computer Programs & Systems, Inc.	34	2,092

HCA Holdings, Inc.	1,143	53,058

Health Net, Inc. †	120	3,666

HealthSouth Corp.	181	6,478

Isis Pharmaceuticals, Inc. †	70	2,713

Kindred Healthcare, Inc.	265	4,463

Magellan Health Services, Inc. †	46	2,815

McKesson Corp.	1,227	203,547

MedAssets, Inc. †	373	8,034

Omega Healthcare Investors, Inc. R	110	3,596

Providence Service Corp. (The) †	350	9,597

Sinopharm Group Co. (China)	2,800	8,325

Suzuken Co., Ltd. (Japan)	300	10,191

Threshold Pharmaceuticals, Inc. †	495	2,440

Triple-S Management Corp. Class B (Puerto Rico) †	97	1,965

Ventas, Inc. R	829	47,112

WellCare Health Plans, Inc. †	175	13,003

WellPoint, Inc.	1,779	165,234

		826,094
Homebuilding (0.2%)
PulteGroup, Inc.	1,852	34,744

Ryland Group, Inc. (The)	241	9,524

		44,268

Dynamic Asset Allocation Equity Fund	31

COMMON STOCKS (94.5%)* cont.	Shares	Value

Household furniture and appliances (—%)
La-Z-Boy, Inc.	137	$4,009

Select Comfort Corp. †	246	5,193

		9,202
Insurance (4.3%)
Ageas (Belgium)	668	28,100

AIA Group, Ltd. (Hong Kong)	5,600	28,388

Alleghany Corp. †	118	46,504

Allianz SE (Germany)	225	38,977

Allied World Assurance Co. Holdings AG	403	45,398

American Equity Investment Life Holding Co.	379	8,986

American Financial Group, Inc.	686	39,555

American International Group, Inc.	3,479	173,080

Amtrust Financial Services, Inc.	101	4,223

Aon PLC	1,811	147,850

Assicurazioni Generali SpA (Italy)	1,455	33,365

AXA SA (France)	1,297	33,969

Axis Capital Holdings, Ltd.	843	41,417

Berkshire Hathaway, Inc. Class B †	508	59,197

Cathay Financial Holding Co., Ltd. (Taiwan)	7,338	11,530

China Pacific Insurance (Group) Co., Ltd. (China)	2,800	11,846

CNO Financial Group, Inc.	403	6,819

Fidelity National Financial, Inc. Class A	1,648	47,907

Genworth Financial, Inc. Class A †	5,126	77,454

Hanwha Life Insurance Co., Ltd. (South Korea)	1,830	12,537

Insurance Australia Group, Ltd. (Australia)	5,301	29,193

Legal & General Group PLC (United Kingdom)	6,228	21,790

Maiden Holdings, Ltd. (Bermuda)	331	4,190

Muenchener Rueckversicherungs AG (Germany)	84	18,370

PartnerRe, Ltd.	471	48,466

Porto Seguro SA (Brazil)	398	5,035

ProAssurance Corp.	127	6,106

Protective Life Corp.	848	40,687

Prudential PLC (United Kingdom)	704	15,038

Stewart Information Services Corp.	292	9,303

Symetra Financial Corp.	331	6,345

Validus Holdings, Ltd.	822	32,921

		1,134,546
Investment banking/Brokerage (1.3%)
Deutsche Bank AG (Germany)	554	26,727

Eaton Vance Corp.	871	36,417

Goldman Sachs Group, Inc. (The)	1,428	241,246

Greenhill & Co., Inc.	53	2,900

Investor AB Class B (Sweden)	631	20,581

UBS AG (Switzerland)	1,281	24,349

		352,220
Leisure (—%)
Brunswick Corp.	216	9,871

		9,871

32	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Lodging/Tourism (0.7%)
Grand Korea Leisure Co., Ltd. (South Korea)	300	$11,410

Marcus Corp.	378	5,515

MGM China Holdings, Ltd. (Hong Kong)	5,200	18,513

SJM Holdings, Ltd. (Hong Kong)	7,000	22,438

Wyndham Worldwide Corp.	739	52,994

Wynn Resorts, Ltd.	377	62,533

		173,403
Machinery (0.9%)
AGCO Corp.	69	4,021

Altra Industrial Motion Corp.	305	9,266

Chart Industries, Inc. †	115	11,190

CNH Industrial NV †	225	2,549

Cummins, Inc.	763	100,991

Deere & Co.	40	3,370

DXP Enterprises, Inc. †	61	5,977

Franklin Electric Co., Inc.	211	9,390

Hyster-Yale Materials Holdings, Inc.	54	4,501

Kadant, Inc.	172	7,124

Lindsay Corp.	29	2,215

NACCO Industries, Inc. Class A	27	1,748

NSK, Ltd. (Japan)	3,000	35,434

Terex Corp. †	638	23,172

THK Co., Ltd. (Japan)	700	16,966

		237,914
Manufacturing (0.8%)
AZZ, Inc.	152	7,430

Chase Corp.	156	4,970

Generac Holdings, Inc.	185	9,853

Greenbrier Cos., Inc. (The) †	377	11,781

IMI PLC (United Kingdom)	1,355	32,464

Ingersoll-Rand PLC	1,272	90,845

Leggett & Platt, Inc.	827	24,983

Polypore International, Inc. †	46	1,747

Standex International Corp.	81	4,773

TriMas Corp. †	396	14,486

		203,332
Media (0.1%)
Demand Media, Inc. †	282	1,554

Naspers, Ltd. Class N (South Africa)	162	15,405

		16,959
Medical technology (1.3%)
Abaxis, Inc.	48	1,727

Accuray, Inc. †	453	3,615

Alere, Inc. †	235	7,689

Align Technology, Inc. †	74	4,043

Coloplast A/S Class B (Denmark)	496	32,529

Conmed Corp.	267	10,870

Cyberonics, Inc. †	42	2,886

DexCom, Inc. †	85	2,813

Globus Medical, Inc. Class A †	189	3,640

Dynamic Asset Allocation Equity Fund	33

COMMON STOCKS (94.5%)* cont.	Shares	Value

Medical technology cont.
Greatbatch, Inc. †	340	$13,813

Haemonetics Corp. †	88	3,719

Hill-Rom Holdings, Inc.	204	8,448

Insulet Corp. †	135	4,998

NxStage Medical, Inc. †	204	2,083

OraSure Technologies, Inc. †	648	3,985

St. Jude Medical, Inc.	1,879	109,770

STAAR Surgical Co. †	546	6,891

Steris Corp.	93	4,291

TearLab Corp. †	128	1,199

Thoratec Corp. †	79	3,110

Trinity Biotech PLC ADR (Ireland)	162	4,152

Zimmer Holdings, Inc.	1,054	96,346

		332,617
Metals (0.8%)
Assa Abloy AB Class B (Sweden)	604	30,486

BHP Billiton PLC (United Kingdom)	731	22,186

BHP Billiton, Ltd. (Australia)	1,237	42,100

Horsehead Holding Corp. † S	567	8,488

L.B. Foster Co. Class A	100	4,687

NN, Inc.	400	7,980

Rio Tinto PLC (United Kingdom)	312	16,572

Rio Tinto, Ltd. (Australia)	406	24,412

Vale SA ADR (Brazil)	425	6,511

Vale SA ADR (Preference) (Brazil)	330	4,630

voestalpine AG (Austria)	645	32,039

		200,091
Natural gas utilities (0.6%)
Centrica PLC (United Kingdom)	4,477	24,777

China Resources Gas Group, Ltd. (China)	4,000	12,280

ENI SpA (Italy)	1,136	27,321

Kinder Morgan, Inc.	1,684	59,849

UGI Corp.	584	23,512

		147,739
Office equipment and supplies (0.3%)
Avery Dennison Corp.	571	27,922

Staples, Inc.	3,413	53,004

		80,926
Oil and gas (6.8%)
BP PLC (United Kingdom)	6,153	48,445

Cabot Oil & Gas Corp.	1,609	55,430

Callon Petroleum Co. †	1,043	6,936

Chevron Corp.	904	110,686

CNOOC, Ltd. (China)	11,000	22,532

ConocoPhillips	3,341	243,225

Delek US Holdings, Inc.	358	10,833

EPL Oil & Gas, Inc. †	264	7,564

Exxon Mobil Corp.	3,266	305,305

Ezion Holdings, Ltd. (Singapore)	6,000	10,041

Gazprom Neft OAO ADR (Russia)	287	6,463

34	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Oil and gas cont.
Genel Energy PLC (Jersey) †	321	$5,579

Gulfport Energy Corp. †	65	3,798

Helmerich & Payne, Inc.	422	32,494

HollyFrontier Corp.	787	37,760

Kodiak Oil & Gas Corp. †	446	5,058

Lukoil OAO ADR (Russia)	402	24,837

Marathon Petroleum Corp.	1,114	92,172

Occidental Petroleum Corp.	2,199	208,816

ONEOK, Inc.	900	52,263

Pacific Rubiales Energy Corp. (Colombia)	533	9,907

Petroleo Brasileiro SA ADR (Preference) (Brazil)	545	9,014

Phillips 66	1,882	131,006

Repsol YPF SA (Spain)	612	16,070

Rosetta Resources, Inc. †	63	3,186

Royal Dutch Shell PLC Class A (United Kingdom)	1,173	39,229

Royal Dutch Shell PLC Class B (United Kingdom)	1,068	37,390

Statoil ASA (Norway)	1,057	23,864

Stone Energy Corp. †	175	5,789

Surgutneftegas OAO (Preference) (Russia)	18,864	13,376

Swift Energy Co. †	232	3,088

Tesoro Corp.	609	35,706

Total SA (France)	769	46,542

Unit Corp. †	81	3,901

Vaalco Energy, Inc. †	552	3,340

Valero Energy Corp.	1,862	85,131

W&T Offshore, Inc.	178	3,062

Woodside Petroleum, Ltd. (Australia)	461	15,694

		1,775,532
Pharmaceuticals (6.1%)
AbbVie, Inc.	2,722	131,881

ACADIA Pharmaceuticals, Inc. †	156	3,633

Actavis PLC †	2	326

Actelion, Ltd. (Switzerland)	278	23,101

Alkermes PLC †	131	5,290

Array BioPharma, Inc. †	446	2,551

Aspen Pharmacare Holdings, Ltd. (South Africa)	319	8,207

AstraZeneca PLC (United Kingdom)	859	49,238

Bayer AG (Germany)	388	51,759

Biospecifics Technologies Corp. †	82	1,820

Bristol-Myers Squibb Co.	3,957	203,311

Conatus Pharmaceuticals, Inc. †	64	408

Eli Lilly & Co.	2,427	121,884

Endo Health Solutions, Inc. †	519	34,872

Gentium SpA ADR (Italy) †	366	19,845

GlaxoSmithKline PLC (United Kingdom)	1,757	46,426

Hisamitsu Pharmaceutical Co., Inc. (Japan)	300	15,901

Insys Therapeutics, Inc. †	232	10,231

Jazz Pharmaceuticals PLC †	440	51,445

Dynamic Asset Allocation Equity Fund	35

COMMON STOCKS (94.5%)* cont.	Shares	Value

Pharmaceuticals cont.
Johnson & Johnson	1,135	$107,438

Merck & Co., Inc.	560	27,905

Novartis AG (Switzerland)	507	40,010

Novo Nordisk A/S Class B (Denmark)	135	24,120

Orion OYJ Class B (Finland)	556	14,638

Pfizer, Inc.	12,665	401,860

Questcor Pharmaceuticals, Inc.	147	8,527

Receptos, Inc. †	53	1,226

Richter Gedeon Nyrt (Hungary)	428	8,656

Roche Holding AG-Genusschein (Switzerland)	298	82,893

Salix Pharmaceuticals, Ltd. †	622	52,752

Sanofi (France)	365	38,551

Santarus, Inc. †	69	2,220

Sucampo Pharmaceuticals, Inc. Class A †	303	2,254

		1,595,179
Photography/Imaging (0.1%)
Konica Minolta Holdings, Inc. (Japan)	2,500	25,209

		25,209
Publishing (0.1%)
Gannett Co., Inc.	1,392	37,668

		37,668
Railroads (0.1%)
Central Japan Railway Co. (Japan)	300	36,078

		36,078
Real estate (2.5%)
AG Mortgage Investment Trust, Inc. R	92	1,457

Agree Realty Corp. R	172	5,040

American Capital Agency Corp. R	1,094	22,296

Arlington Asset Investment Corp. Class A	111	2,965

ARMOUR Residential REIT, Inc. R	494	1,932

Ashford Hospitality Prime, Inc. † R	117	2,394

Ashford Hospitality Trust, Inc. R	586	4,811

AvalonBay Communities, Inc. R	292	34,620

Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	103,500	3,331

CBL & Associates Properties, Inc. R	225	4,064

Chimera Investment Corp. R	4,004	11,812

China Overseas Grand Oceans Group, Ltd. (China)	6,000	6,362

China Overseas Land & Investment, Ltd. (China)	3,000	9,326

CoreSite Realty Corp. R	63	2,039

CYS Investments, Inc. R	305	2,440

Dexus Property Group (Australia) R	19,583	18,628

Education Realty Trust, Inc. R	646	5,620

EPR Properties R	93	4,677

Federal Realty Investment Trust R	225	23,292

First Industrial Realty Trust R	193	3,370

Glimcher Realty Trust R	371	3,602

GPT Group (Australia) R	6,102	19,885

Hammerson PLC (United Kingdom) R	1,173	9,776

Hatteras Financial Corp. R	414	6,918

Health Care REIT, Inc. R	786	44,008

36	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Real estate cont.
Hemaraj Land and Development PCL (Thailand)	70,600	$8,883

HFF, Inc. Class A	561	14,373

Invesco Mortgage Capital, Inc. R	147	2,220

Investors Real Estate Trust R	443	3,903

iStar Financial, Inc. † R	365	4,701

Lexington Realty Trust R	849	8,719

LTC Properties, Inc. R	208	8,010

MFA Financial, Inc. R	501	3,652

National Health Investors, Inc. R	130	7,653

One Liberty Properties, Inc. R	202	4,163

PS Business Parks, Inc. R	128	10,025

Public Storage R	412	62,912

Ramco-Gershenson Properties Trust R	247	3,952

Select Income REIT R	160	4,390

Simon Property Group, Inc. R	753	112,837

Sovran Self Storage, Inc. R	43	2,870

St. Joe Co. (The) †	335	5,943

Starwood Property Trust, Inc. R	112	3,121

Summit Hotel Properties, Inc. R	542	4,921

Tanger Factory Outlet Centers R	376	12,434

Tokyu Fudosan Holdings Corp. (Japan) †	3,500	32,046

Universal Health Realty Income Trust R	46	1,949

Vornado Realty Trust R	558	49,065

Westfield Group (Australia)	1,302	12,326

Wheelock and Co., Ltd. (Hong Kong)	5,000	24,347

		664,080
Regional Bells (0.4%)
AT&T, Inc.	2,498	87,955

Frontier Communications Corp.	1,093	5,115

		93,070
Restaurants (0.1%)
AFC Enterprises †	138	6,015

Alsea SAB de CV (Mexico)	2,373	7,140

Minor International PCL (Thailand)	11,300	8,552

Papa John’s International, Inc.	92	7,809

Ruby Tuesday, Inc. †	840	5,922

		35,438
Retail (7.4%)
Adidas AG (Germany)	163	19,821

Advance Auto Parts, Inc.	399	40,303

American Eagle Outfitters, Inc.	1,183	19,247

ANN, Inc. †	229	8,168

Ascena Retail Group, Inc. †	191	4,068

Bed Bath & Beyond, Inc. †	1,003	78,264

Big Lots, Inc. †	680	26,064

BR Malls Participacoes SA (Brazil)	768	6,301

Brown Shoe Co., Inc.	127	3,268

Buckle, Inc. (The)	72	3,820

Chico’s FAS, Inc.	1,076	20,110

Dynamic Asset Allocation Equity Fund	37

COMMON STOCKS (94.5%)* cont.	Shares	Value

Retail cont.
Coach, Inc.	1,177	$68,148

Compagnie Financiere Richemont SA (Switzerland)	178	18,022

Compagnie Financiere Richemont SA ADR (Switzerland)	545	5,578

Costco Wholesale Corp.	746	93,571

CP ALL PCL (Thailand)	10,100	12,818

Crocs, Inc. †	116	1,601

CST Brands, Inc.	207	6,808

CVS Caremark Corp.	2,924	195,791

Deckers Outdoor Corp. †	43	3,554

Destination Maternity Corp.	325	9,926

Dillards, Inc. Class A	213	19,490

Five Below, Inc. †	39	2,073

Foot Locker, Inc.	828	32,201

GameStop Corp. Class A	157	7,575

Gap, Inc. (The)	1,431	58,628

Genesco, Inc. †	86	6,442

GS Home Shopping, Inc. (South Korea)	34	9,079

Home Depot, Inc. (The)	3,659	295,172

KAR Auction Services, Inc.	510	14,071

Koninklijke Ahold NV (Netherlands)	1,092	19,880

Lowe’s Cos., Inc.	4,007	190,252

Lumber Liquidators Holdings, Inc. †	31	3,121

Macy’s, Inc.	1,686	89,796

Matahari Department Store Tbk PT (Indonesia) †	5,500	5,310

Men’s Wearhouse, Inc. (The)	146	7,464

Next PLC (United Kingdom)	528	47,403

O’Reilly Automotive, Inc. †	537	67,104

PetSmart, Inc.	532	39,427

Pier 1 Imports, Inc.	96	2,140

Puregold Price Club, Inc. (Philippines)	7,800	7,510

Sears Hometown and Outlet Stores, Inc. †	122	3,902

Sonic Automotive, Inc. Class A	738	17,505

Steven Madden, Ltd. †	60	2,338

Tile Shop Holdings, Inc. †	284	4,757

TJX Cos., Inc. (The)	2,628	165,249

USANA Health Sciences, Inc. †	37	2,705

Wal-Mart Stores, Inc.	348	28,191

Walgreen Co.	2,242	132,726

Woolworths Holdings, Ltd. (South Africa)	1,106	8,033

Woolworths, Ltd. (Australia)	340	10,427

World Fuel Services Corp.	224	8,602

		1,953,824
Schools (0.2%)
Bright Horizons Family Solutions, Inc. †	126	4,391

Estacio Participacoes SA (Brazil)	855	7,329

Grand Canyon Education, Inc. †	59	2,687

ITT Educational Services, Inc. †	654	25,499

New Oriental Education & Technology Group, Inc. ADR (China)	267	7,927

		47,833

38	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Semiconductor (0.5%)
ASML Holding NV (Netherlands)	287	$26,787

Entegris, Inc. †	509	5,589

Lam Research Corp. †	765	39,864

Magnachip Semiconductor Corp. (South Korea) †	494	10,028

Photronics, Inc. †	512	4,424

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	8,000	28,384

Teradyne, Inc. †	1,185	20,181

Ultra Clean Holdings, Inc. †	447	4,452

		139,709
Shipping (0.4%)
Aegean Marine Petroleum Network, Inc. (Greece)	762	8,169

Con-way, Inc.	280	11,589

Diana Shipping, Inc. (Greece) †	352	4,030

Quality Distribution, Inc. †	1,043	12,756

StealthGas, Inc. (Greece) †	1,099	13,496

Swift Transportation Co. †	647	14,978

Wabtec Corp.	532	36,708

Yamato Transport Co., Ltd. (Japan)	700	14,841

		116,567
Software (3.3%)
Brightcove, Inc. †	318	4,525

IntraLinks Holdings, Inc. †	543	5,924

Manhattan Associates, Inc. †	89	10,703

Microsoft Corp.	9,442	360,023

NTT Data Corp. (Japan)	300	10,791

Oracle Corp.	8,786	310,058

PTC, Inc. †	159	5,174

QLIK Technologies, Inc. †	54	1,354

Rovi Corp. †	260	4,784

Safeguard Scientifics, Inc. †	289	5,390

SAP AG (Germany)	138	11,427

SciQuest, Inc. †	88	2,460

Symantec Corp.	4,426	99,541

Tencent Holdings, Ltd. (China)	300	17,352

Ultimate Software Group, Inc. †	75	11,752

Zynga, Inc. Class A †	610	2,654

		863,912
Staffing (0.2%)
Barrett Business Services, Inc.	87	7,353

Kforce, Inc.	356	7,184

On Assignment, Inc. †	231	7,861

Robert Half International, Inc.	753	29,088

		51,486
Technology (0.2%)
CACI International, Inc. Class A †	28	2,010

SoftBank Corp. (Japan)	500	40,461

Tech Data Corp. †	150	7,776

		50,247

Dynamic Asset Allocation Equity Fund	39

COMMON STOCKS (94.5%)* cont.	Shares	Value

Technology services (2.8%)
Accenture PLC Class A	2,465	$190,964

Acxiom Corp. †	363	12,081

AOL, Inc. †	1,400	62,412

Baidu, Inc. ADR (China) †	35	5,830

Blucora, Inc. †	344	10,004

Cap Gemini (France)	375	24,407

CSG Systems International, Inc.	79	2,281

Google, Inc. Class A †	244	258,540

IBM Corp.	496	89,121

Infosys, Ltd. (India)	122	6,549

Naver Corp. (South Korea)	14	9,154

NIC, Inc.	139	3,389

Nomura Research Institute, Ltd. (Japan)	500	16,399

Perficient, Inc. †	259	5,615

SINA Corp. (China) †	67	5,164

Tyler Technologies, Inc. †	88	9,030

Unisys Corp. †	201	5,521

United Internet AG (Germany)	385	15,444

XO Group, Inc. †	346	5,422

Yandex NV Class A (Russia) †	111	4,412

		741,739
Telecommunications (1.2%)
Arris Group, Inc. †	102	2,093

Aruba Networks, Inc. †	110	1,962

BroadSoft, Inc. †	34	903

BT Group PLC (United Kingdom)	5,219	31,856

CalAmp Corp. †	323	8,056

China Telecom Corp, Ltd. (China)	18,000	9,728

EchoStar Corp. Class A †	595	29,780

Inteliquent, Inc.	270	3,129

Iridium Communications, Inc. †	450	2,768

KCell JSC ADR (Kazakhstan)	408	7,037

Loral Space & Communications, Inc.	71	5,604

Mobile Telesystems OJSC (Russia) †	1,015	9,614

MTN Group, Ltd. (South Africa)	834	16,227

NTT DoCoMo, Inc. (Japan)	1,100	17,717

Orange (France)	1,299	16,924

RingCentral, Inc. Class A †	46	730

Ruckus Wireless, Inc. †	278	3,625

ShoreTel, Inc. †	302	2,440

Tele2 AB Class B (Sweden)	784	9,542

Telefonica SA (Spain)	1,349	22,140

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	52,500	9,545

Telenor ASA (Norway)	878	21,078

Telstra Corp., Ltd. (Australia)	5,453	25,116

Turkcell Iletisim Hizmetleri AS (Turkey) †	768	4,640

Ubiquiti Networks, Inc.	272	10,717

USA Mobility, Inc.	223	3,276

Vodafone Group PLC (United Kingdom)	7,332	27,181

		303,428

40	Dynamic Asset Allocation Equity Fund

COMMON STOCKS (94.5%)* cont.	Shares	Value

Telephone (1.3%)
Deutsche Telekom AG (Germany)	1,613	$25,627

TW telecom, inc. †	938	26,564

Verizon Communications, Inc.	5,993	297,373

		349,564
Textiles (—%)
G&K Services, Inc. Class A	50	3,011

Perry Ellis International, Inc.	295	4,581

		7,592
Tire and rubber (0.2%)
Continental AG (Germany)	228	47,579

		47,579
Tobacco (1.7%)
British American Tobacco (BAT) PLC (United Kingdom)	590	31,403

Japan Tobacco, Inc. (Japan)	800	27,019

Lorillard, Inc.	2,388	122,576

Philip Morris International, Inc.	3,211	274,669

		455,667
Toys (0.1%)
Namco Bandai Holdings, Inc. (Japan)	900	18,282

		18,282
Transportation services (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	9,000	14,093

Matson, Inc.	78	1,952

Universal Truckload Services, Inc.	193	5,556

		21,601
Trucks and parts (0.7%)
Aisin Seiki Co., Ltd. (Japan)	700	28,152

Delphi Automotive PLC (United Kingdom)	1,581	92,568

Douglas Dynamics, Inc.	265	4,224

Hyundai Mobis Co., Ltd. (South Korea)	57	16,535

Miller Industries, Inc.	203	3,861

Standard Motor Products, Inc.	298	10,347

Tenneco, Inc. †	80	4,592

WABCO Holdings, Inc. †	361	31,985

		192,264
Waste Management (—%)
China Everbright International, Ltd. (China)	8,000	8,916

		8,916
Water Utilities (0.1%)
Beijing Enterprises Water Group, Ltd. (China)	12,000	6,749

United Utilities Group PLC (United Kingdom)	1,733	18,635

		25,384

Total common stocks (cost $17,281,396)		$24,779,627

INVESTMENT COMPANIES (3.1%)*	Shares	Value

iShares MSCI Emerging Markets ETF	642	$27,189

iShares MSCI Taiwan ETF (Taiwan)	643	9,246

SPDR S&P 500 ETF Trust	3,923	710,063

SPDR S&P Midcap 400 ETF Trust	275	65,293

Total investment companies (cost $649,072)		$811,791

Dynamic Asset Allocation Equity Fund	41

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Ecobank Transnational, Inc. 144A (Nigeria) ##	9/20/16	$0.00001	41,707	$3,920

Guaranty Trust Bank PLC 144A (Nigeria)	9/20/16	0.00001	17,920	3,046

Saudi Industrial Investment Group
(Saudi Arabia)	10/28/15	0.00001	312	2,487

Zenith Bank PLC 144A (Nigeria)	9/20/16	0.00001	22,422	3,005

Total warrants (cost $12,073)				$12,458

PURCHASED EQUITY OPTIONS	Expiration date/		Contract
OUTSTANDING (—%)*	strike price		amount	Value

iShares MSCI Emerging Markets Index (ETF) (Put)	Jan-14/$40.00		1,939	$1,086

Total purchased equity options outstanding (cost $1,978)				$1,086

SHORT-TERM INVESTMENTS (3.7%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.08% L			810,295	$810,295

Putnam Cash Collateral Pool, LLC 0.16% [d]			7,750	7,750

U.S. Treasury Bills with an effective yield of 0.12%,
November 13, 2014 #			$100,000	99,886

U.S. Treasury Bills with an effective yield of 0.10%,
August 21, 2014 #			11,000	10,992

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, April 3, 2014 #			19,000	18,994

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014 #			11,000	10,998

Total short-term investments (cost $958,908)				$958,915

TOTAL INVESTMENTS

Total investments (cost $18,903,427)				$26,563,877

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
JSC	Joint Stock Company
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through November 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $26,226,033.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

42	Dynamic Asset Allocation Equity Fund

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $64,246 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.6%	Australia	1.3%

United Kingdom	3.7	South Korea	0.9

Japan	3.4	China	0.8

France	1.7	Spain	0.6

Switzerland	1.6	Other	6.0

Germany	1.4	Total	100.0%

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $11,587,465) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Brazilian Real	Buy	1/3/14	$30,407	$32,218	$(1,811)

	Brazilian Real	Sell	1/3/14	30,407	30,603	196

	Canadian Dollar	Sell	1/16/14	371,240	381,664	10,424

	Chilean Peso	Buy	1/16/14	65,148	68,836	(3,688)

	Chilean Peso	Sell	1/16/14	65,148	66,588	1,440

	Euro	Buy	12/18/13	412,121	400,190	11,931

	Singapore Dollar	Sell	2/19/14	17,852	18,085	233

	Swiss Franc	Sell	12/18/13	27,255	26,370	(885)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	363	1,210	(847)

	Brazilian Real	Buy	1/3/14	71,360	75,441	(4,081)

	Brazilian Real	Sell	1/3/14	71,360	72,219	859

	British Pound	Sell	12/18/13	22,743	22,133	(610)

	Canadian Dollar	Buy	1/16/14	56,969	57,802	(833)

	Czech Koruna	Buy	12/18/13	24,266	24,265	1

	Czech Koruna	Sell	12/18/13	24,266	26,034	1,768

	Euro	Buy	12/18/13	70,793	57,923	12,870

	Hong Kong Dollar	Sell	2/19/14	33,774	33,777	3

	Hungarian Forint	Buy	12/18/13	32,013	32,179	(166)

	Hungarian Forint	Sell	12/18/13	32,013	32,023	10

	Japanese Yen	Sell	2/19/14	49,729	52,163	2,434

Dynamic Asset Allocation Equity Fund	43

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $11,587,465) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Mexican Peso	Buy	1/16/14	$17,381	$16,760	$621

	Norwegian Krone	Buy	12/18/13	52,901	53,706	(805)

	Norwegian Krone	Sell	12/18/13	52,901	53,063	162

	Polish Zloty	Buy	12/18/13	9,722	11,700	(1,978)

	Singapore Dollar	Sell	2/19/14	62,642	63,495	853

	Swiss Franc	Sell	12/18/13	27,365	33,245	5,880

	Turkish Lira	Buy	12/18/13	14,554	14,897	(343)

Citibank, N.A.
	Australian Dollar	Sell	1/16/14	68,983	71,686	2,703

	Brazilian Real	Buy	1/3/14	73,402	77,332	(3,930)

	Brazilian Real	Sell	1/3/14	73,402	73,732	330

	British Pound	Sell	12/18/13	26,014	26,915	901

	Canadian Dollar	Buy	1/16/14	25,758	26,498	(740)

	Canadian Dollar	Sell	1/16/14	25,758	26,180	422

	Danish Krone	Sell	12/18/13	40,191	40,043	(148)

	Euro	Buy	12/18/13	77,587	76,912	675

	Euro	Sell	12/18/13	77,587	77,195	(392)

	Japanese Yen	Buy	2/19/14	392	408	(16)

	Japanese Yen	Sell	2/19/14	392	393	1

	New Taiwan Dollar	Sell	2/19/14	15,318	15,487	169

	New Zealand Dollar	Buy	1/16/14	25,549	25,576	(27)

	New Zealand Dollar	Sell	1/16/14	25,549	25,543	(6)

	Swiss Franc	Sell	12/18/13	48,551	46,913	(1,638)

Credit Suisse International
	Australian Dollar	Sell	1/16/14	94,216	96,835	2,619

	British Pound	Sell	12/18/13	85,243	80,400	(4,843)

	Canadian Dollar	Buy	1/16/14	47,662	49,067	(1,405)

	Canadian Dollar	Sell	1/16/14	47,662	49,112	1,450

	Czech Koruna	Buy	12/18/13	42,649	43,355	(706)

	Czech Koruna	Sell	12/18/13	42,649	44,883	2,234

	Euro	Buy	12/18/13	117,943	116,164	1,779

	Euro	Sell	12/18/13	116,448	116,203	(245)

	Japanese Yen	Buy	2/19/14	577,609	601,917	(24,308)

	Mexican Peso	Buy	1/16/14	36,327	36,164	163

	Mexican Peso	Sell	1/16/14	36,327	36,648	321

	New Zealand Dollar	Buy	1/16/14	41,932	42,989	(1,057)

	New Zealand Dollar	Sell	1/16/14	41,932	42,136	204

	Norwegian Krone	Buy	12/18/13	26,165	27,005	(840)

	Singapore Dollar	Sell	2/19/14	10,361	10,703	342

	South Korean Won	Buy	2/19/14	45,100	45,008	92

	Swedish Krona	Buy	12/18/13	26,061	25,772	289

	Swedish Krona	Sell	12/18/13	26,061	25,880	(181)

	Swiss Franc	Sell	12/18/13	64,551	62,082	(2,469)

44	Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $11,587,465) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	$1,452	$2,136	$(684)

	Canadian Dollar	Buy	1/16/14	68,250	69,962	(1,712)

	Euro	Sell	12/18/13	101,366	102,031	665

	Japanese Yen	Sell	2/19/14	36,285	37,960	1,675

	Norwegian Krone	Buy	12/18/13	947	2,630	(1,683)

	Polish Zloty	Buy	12/18/13	19,121	20,318	(1,197)

	Swiss Franc	Sell	12/18/13	35,531	34,120	(1,411)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	11,346	12,081	(735)

	British Pound	Buy	12/18/13	53,011	51,903	1,108

	British Pound	Sell	12/18/13	53,011	50,980	(2,031)

	Canadian Dollar	Buy	1/16/14	6,110	6,609	(499)

	Chilean Peso	Buy	1/16/14	61,298	64,762	(3,464)

	Chilean Peso	Sell	1/16/14	61,298	62,626	1,328

	Euro	Sell	12/18/13	138,325	137,177	(1,148)

	Japanese Yen	Buy	2/19/14	98,333	102,381	(4,048)

HSBC Bank USA, National Association
	British Pound	Sell	12/18/13	307,756	299,384	(8,372)

	Canadian Dollar	Buy	1/16/14	24,912	25,233	(321)

	Euro	Buy	12/18/13	54,080	53,158	922

	Euro	Sell	12/18/13	54,080	53,162	(918)

	Japanese Yen	Sell	2/19/14	143,653	149,591	5,938

	New Taiwan Dollar	Sell	2/19/14	17,351	17,576	225

	Swedish Krona	Buy	12/18/13	23,333	23,910	(577)

	Swedish Krona	Sell	12/18/13	23,333	23,874	541

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	47,653	48,762	(1,109)

	Australian Dollar	Sell	1/16/14	47,653	49,394	1,741

	Brazilian Real	Buy	1/3/14	79,908	83,975	(4,067)

	Brazilian Real	Sell	1/3/14	79,908	80,566	658

	British Pound	Buy	12/18/13	217,769	213,614	4,155

	British Pound	Sell	12/18/13	217,769	212,555	(5,214)

	Canadian Dollar	Buy	1/16/14	142,517	146,951	(4,434)

	Czech Koruna	Buy	12/18/13	15,424	16,135	(711)

	Czech Koruna	Sell	12/18/13	15,424	15,882	458

	Euro	Sell	12/18/13	1,305,391	1,271,810	(33,581)

	Hungarian Forint	Buy	12/18/13	26,618	27,453	(835)

	Hungarian Forint	Sell	12/18/13	26,618	26,593	(25)

	Japanese Yen	Sell	2/19/14	616,541	641,830	25,289

	Mexican Peso	Buy	1/16/14	12,839	12,221	618

	New Taiwan Dollar	Sell	2/19/14	32,097	32,704	607

	New Zealand Dollar	Buy	1/16/14	23,764	24,829	(1,065)

Dynamic Asset Allocation Equity Fund	45

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $11,587,465) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	New Zealand Dollar	Sell	1/16/14	$23,764	$23,961	$197

	Norwegian Krone	Buy	12/18/13	50,683	51,915	(1,232)

	Norwegian Krone	Sell	12/18/13	50,683	50,714	31

	Polish Zloty	Buy	12/18/13	77,580	78,137	(557)

	Polish Zloty	Sell	12/18/13	77,580	76,922	(658)

	Singapore Dollar	Sell	2/19/14	8,687	8,901	214

	South Korean Won	Buy	2/19/14	34,381	34,364	17

	Swedish Krona	Sell	12/18/13	45,569	45,688	119

	Swiss Franc	Sell	12/18/13	13,131	12,402	(729)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/16/14	3,177	2,699	478

	Brazilian Real	Buy	1/3/14	63,067	66,825	(3,758)

	Brazilian Real	Sell	1/3/14	63,067	63,849	782

	British Pound	Sell	12/18/13	25,851	25,263	(588)

	Canadian Dollar	Buy	1/16/14	24,912	24,902	10

	Euro	Buy	12/18/13	25,953	26,633	(680)

	Hungarian Forint	Buy	12/18/13	25,704	25,897	(193)

	Hungarian Forint	Sell	12/18/13	25,704	25,569	(135)

	Japanese Yen	Sell	2/19/14	26,564	27,660	1,096

	Mexican Peso	Buy	1/16/14	9,032	8,705	327

	Swedish Krona	Buy	12/18/13	24,324	24,899	(575)

	Swedish Krona	Sell	12/18/13	24,324	24,918	594

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	26,867	27,616	(749)

	Brazilian Real	Buy	1/3/14	61,707	65,462	(3,755)

	Brazilian Real	Sell	1/3/14	61,707	62,637	930

	British Pound	Sell	12/18/13	41,067	37,542	(3,525)

	Canadian Dollar	Buy	1/16/14	85,645	88,447	(2,802)

	Czech Koruna	Buy	12/18/13	15,424	16,136	(712)

	Czech Koruna	Sell	12/18/13	15,424	15,892	468

	Euro	Buy	12/18/13	66,717	62,691	4,026

	Japanese Yen	Sell	2/19/14	149,947	156,168	6,221

	Mexican Peso	Buy	1/16/14	7,490	6,965	525

	New Taiwan Dollar	Sell	2/19/14	32,097	32,566	469

	New Zealand Dollar	Buy	1/16/14	23,764	24,649	(885)

	New Zealand Dollar	Sell	1/16/14	23,764	23,950	186

	Norwegian Krone	Buy	12/18/13	25,953	25,867	86

	Norwegian Krone	Sell	12/18/13	25,953	26,093	140

	Polish Zloty	Buy	12/18/13	20,057	21,036	(979)

	Singapore Dollar	Sell	2/19/14	19,286	19,623	337

	South Korean Won	Buy	2/19/14	35,709	35,757	(48)

	Swedish Krona	Buy	12/18/13	25,314	25,817	(503)

46	Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 11/30/13 (aggregate face value $11,587,465) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Swedish Krona	Sell	12/18/13	$25,314	$25,533	$219

	Swiss Franc	Sell	12/18/13	14,014	12,636	(1,378)

UBS AG
	Australian Dollar	Buy	1/16/14	23,418	24,066	(648)

	Australian Dollar	Sell	1/16/14	23,418	24,046	628

	British Pound	Sell	12/18/13	39,431	38,673	(758)

	Canadian Dollar	Sell	1/16/14	296,972	305,597	8,625

	Czech Koruna	Buy	12/18/13	48,537	48,539	(2)

	Czech Koruna	Sell	12/18/13	48,537	51,671	3,134

	Euro	Buy	12/18/13	70,521	69,369	1,152

	Hungarian Forint	Buy	12/18/13	26,618	27,731	(1,113)

	Hungarian Forint	Sell	12/18/13	26,618	26,514	(104)

	Japanese Yen	Sell	2/19/14	163,688	170,457	6,769

	Mexican Peso	Buy	1/16/14	10,210	9,430	780

	New Zealand Dollar	Buy	1/16/14	23,845	24,734	(889)

	New Zealand Dollar	Sell	1/16/14	23,845	23,829	(16)

	Norwegian Krone	Buy	12/18/13	23,832	25,581	(1,749)

	Singapore Dollar	Sell	2/19/14	11,317	11,621	304

	Swedish Krona	Sell	12/18/13	21,200	20,484	(716)

	Swiss Franc	Sell	12/18/13	234,700	223,578	(11,122)

	Turkish Lira	Buy	12/18/13	24,569	25,132	(563)

	Turkish Lira	Sell	12/18/13	24,569	24,656	87

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	24,234	25,405	(1,171)

	Canadian Dollar	Buy	1/16/14	192,435	197,968	(5,533)

	Euro	Buy	12/18/13	370,542	358,826	11,716

	Japanese Yen	Sell	2/19/14	52,134	55,089	2,955

Total						$(23,735)

FUTURES CONTRACTS OUTSTANDING at 11/30/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	8	$335,352	Dec-13	$(18,008)

MSCI EAFE Index Mini (Long)	5	468,300	Dec-13	10,546

Russell 2000 Index Mini (Short)	2	228,340	Dec-13	(17,944)

S&P 500 Index E-Mini (Short)	6	541,230	Dec-13	(76)

S&P Mid Cap 400 Index
E-Mini (Long)	2	260,620	Dec-13	7,129

SPI 200 Index (Long)	6	727,609	Dec-13	980

Total				$(17,373)

Dynamic Asset Allocation Equity Fund	47

WRITTEN EQUITY OPTIONS OUTSTANDING at 11/30/13 (premiums $737) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

iShares MSCI Emerging Markets Index (ETF) (Put)	Jan-14/$36.00	1,939	$270

Total			$270

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,105,006	$260,465	$—

Capital goods	1,763,022	148,759	—

Communication services	999,113	182,252	—

Conglomerates	436,339	61,190	—

Consumer cyclicals	2,572,583	376,069	—

Consumer staples	2,030,474	376,726	129

Energy	1,945,856	273,448	—

Financials	3,817,961	640,739	—

Health care	2,789,467	420,128	—

Technology	3,511,651	78,065	—

Transportation	396,243	27,273	—

Utilities and power	421,411	145,258	—

Total common stocks	21,789,126	2,990,372	129

Investment companies	$811,791	$—	$—

Purchased equity options outstanding	—	1,086	—

Warrants	—	12,458	—

Short-term investments	810,295	148,620	—

Totals by level	$23,411,212	$3,152,536	$129

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(23,735)	$—

Futures contracts	(17,373)	—	—

Written equity options outstanding	—	(270)	—

Totals by level	$(17,373)	$(24,005)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48	Dynamic Asset Allocation Equity Fund

Statement of assets and liabilities 11/30/13 (Unaudited)

ASSETS

Investment in securities, at value, including $7,485 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $18,085,382)	$25,745,832
Affiliated issuers (identified cost $818,045) (Notes 1 and 5)	818,045

Foreign currency (cost $7,206) (Note 1)	5,683

Dividends, interest and other receivables	48,394

Receivable for shares of the fund sold	321,713

Receivable for investments sold	5,853

Receivable from Manager (Note 2)	11,623

Receivable for variation margin (Note 1)	10,231

Unrealized appreciation on forward currency contracts (Note 1)	163,929

Total assets	27,131,303

LIABILITIES

Payable to custodian	27

Payable for investments purchased	8,508

Payable for purchases of delayed delivery securities (Note 1)	170

Payable for shares of the fund repurchased	585,122

Payable for custodian fees (Note 2)	35,028

Payable for investor servicing fees (Note 2)	10,169

Payable for Trustee compensation and expenses (Note 2)	3,119

Payable for administrative services (Note 2)	50

Payable for variation margin (Note 1)	16,182

Unrealized depreciation on forward currency contracts (Note 1)	187,664

Written options outstanding, at value (premiums $737) (Notes 1 and 3)	270

Collateral on securities loaned, at value (Note 1)	7,750

Other accrued expenses	51,211

Total liabilities	905,270

Net assets	$26,226,033

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$16,779,013

Undistributed net investment income (Note 1)	267,298

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,562,065

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,617,657

Total — Representing net assets applicable to capital shares outstanding	$26,226,033

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($36,689 divided by 2,768 shares)	$13.26**

Offering price per class A share (100/94.25 of $13.26)*	$14.07

Net asset value, offering price and redemption price per class Y share
($26,189,344 divided by 1,975,366 shares)	$13.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	49

Statement of operations Six months ended 11/30/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,674)	$264,908

Interest (including interest income of $230 from investments in affiliated issuers) (Note 5)	639

Securities lending (Note 1)	12

Total investment income	265,559

EXPENSES

Compensation of Manager (Note 2)	77,376

Investor servicing fees (Note 2)	32,033

Custodian fees (Note 2)	43,318

Trustee compensation and expenses (Note 2)	894

Administrative services (Note 2)	284

Auditing and tax fees	50,154

Reclaim expense	11,519

Other	9,099

Fees waived and reimbursed by Manager (Note 2)	(77,777)

Total expenses	146,900

Expense reduction (Note 2)	(488)

Net expenses	146,412

Net investment income	119,147

Net realized gain on investments (Notes 1 and 3)	487,698

Net realized gain on futures contracts (Note 1)	10,666

Net realized loss on foreign currency transactions (Note 1)	(83,029)

Net realized gain on written options (Notes 1 and 3)	959

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	45,574

Net unrealized appreciation of investments, futures contracts, and written options
during the period	2,367,565

Net gain on investments	2,829,433

Net increase in net assets resulting from operations	$2,948,580

The accompanying notes are an integral part of these financial statements.

50	Dynamic Asset Allocation Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/13*	Year ended 5/31/13

Operations:
Net investment income	$119,147	$307,111

Net realized gain on investments
and foreign currency transactions	416,294	1,568,395

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,413,139	3,539,640

Net increase in net assets resulting from operations	2,948,580	5,415,146

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(329)

Class Y	—	(237,066)

Net realized short-term gain on investments

Class A	—	(135)

Class Y	—	(97,641)

From net realized long-term gain on investments
Class A	—	(2,205)

Class Y	—	(1,585,741)

Increase (decrease) from capital share transactions (Note 4)	(1,748,698)	2,807,535

Total increase in net assets	1,199,882	6,299,564

NET ASSETS

Beginning of period	25,026,151	18,726,587

End of period (including undistributed net investment
income of $267,298 and $148,151, respectively)	$26,226,033	$25,026,151

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund	51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
November 30, 2013 **	$11.81	.06	1.39	1.45	—	—	—	$13.26	12.28 *	$37	.57 *	.46 *	24 *
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.69	33	1.06	1.42	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.40)	28	1.07	1.20	82
May 31, 2011	11.53	.10	2.79	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	31	1.06	.86	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	23	1.05	.82	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	15	.40 *	.61 *	46 *

Class Y
November 30, 2013 **	$11.81	.06	1.39	1.45	—	—	—	$13.26	12.28 *	$26,189	.57 *	.46 *	24 *
May 31, 2013	10.11	.16	2.60	2.76	(.13)	(.93)	(1.06)	11.81	28.68	24,993	1.06	1.43	73
May 31, 2012	12.28	.13	(1.12)	(.99)	—	(1.18)	(1.18)	10.11	(7.41)	18,698	1.07	1.20	82
May 31, 2011	11.53	.11	2.78	2.89	(.30)	(1.84)	(2.14)	12.28	26.57	33,597	1.06	.87	110
May 31, 2010	11.85	.10	2.09	2.19	(.96)	(1.55)	(2.51)	11.53	18.34	33,803	1.05	.78	103
May 31, 2009†	10.00	.06	1.79	1.85	—	—	—	11.85	18.50 *	38,262	.40 *	.61 *	46 *

* Not annualized.

** Unaudited.

† For the period January 23, 2009 (commencement of operations) to May 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

November 30, 2013	0.30%

May 31, 2013	0.76

May 31, 2012	0.75

May 31, 2011	0.49

May 31, 2010	0.41

May 31, 2009	0.30

The accompanying notes are an integral part of these financial statements.

52	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	53

Notes to financial statements 11/30/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through November 30, 2013.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. The fund invests mainly in developed countries, but may invest in emerging markets.

The fund offers class A and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. As of the end of the reporting period, all of the class Y shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

54	Dynamic Asset Allocation Equity Fund

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Dynamic Asset Allocation Equity Fund	55

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $69,139 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned.

56	Dynamic Asset Allocation Equity Fund

The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $7,485 and the fund received cash collateral of $7,750.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $18,983,576, resulting in gross unrealized appreciation and depreciation of $7,832,959 and $252,658, respectively, or net unrealized appreciation of $7,580,301.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Equity Fund	57

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through September 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were reduced by $77,777 as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

58	Dynamic Asset Allocation Equity Fund

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$42

Class Y	31,991

Total	$32,033

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $40 under the expense offset arrangements and by $448 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $19, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no money on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,961,726 and $7,307,095, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written option
	contract amounts/
	number of contracts	Written option premiums

Written options outstanding at the
beginning of the reporting period	445	$1,160

Options opened	1,939	737
Options exercised	—	—
Options expired	—	—
Options closed	(445)	(1,160)

Written options outstanding at the
end of the reporting period	1,939	$737

Dynamic Asset Allocation Equity Fund	59

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/13		Year ended 5/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	—	—	256	2,669

	—	—	256	2,669

Shares repurchased	—	—	(290)	(3,277)

Net decrease	—	$—	(34)	$(608)

	Six months ended 11/30/13		Year ended 5/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	940,912	$11,368,944	1,665,364	$18,604,592

Shares issued in connection with
reinvestment of distributions	—	—	183,599	1,920,448

	940,912	11,368,944	1,848,963	20,525,040

Shares repurchased	(1,081,728)	(13,117,642)	(1,582,129)	(17,716,897)

Net increase (decrease)	(140,816)	$(1,748,698)	266,834	$2,808,143

At the close of the reporting period, Putnam Investments, LLC owned 1,791 class A shares of the fund (64.7% of class A shares outstanding), valued at $23,749.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$929,346	$3,340,312	$3,459,363	$230	$810,295

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	900

Written equity option contracts (contract amount) (Note 3)	900

Futures contracts (number of contracts)	30

Forward currency contracts (contract amount)	$24,500,000

Warrants (number of warrants)	35,000

60	Dynamic Asset Allocation Equity Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$163,929	Payables	$187,664

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	32,199*	depreciation	36,298*

Total		$196,128		$223,962

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for			Forward
as hedging instruments under			currency
ASC 815	Options	Futures	contracts	Total

Foreign exchange contracts	$—	$—	$(80,825)	$(80,825)

Equity contracts	2,703	10,666	—	13,369

Total	$2,703	$10,666	$(80,825)	$(67,456)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total

Foreign exchange
contracts	$—	$—	$—	$44,630	$44,630

Equity contracts	385	(981)	4,040	—	3,444

Total	$385	$(981)	$4,040	$44,630	$48,074

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

Dynamic Asset Allocation Equity Fund	61

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs Bank USA	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Futures contracts***	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,231	$—	$—	$—	$—	$10,231

Forward currency contracts#	24,224	25,461	5,201	9,493	2,340	—	2,436	7,626	34,104	—	3,287	13,607	21,479	14,671	163,929

Purchased equity options**#	1,086	—	—	—	—	—	—	—	—	—	—	—	—	—	1,086

Securities on loan**	—	—	—	—	—	7,485	—	—	—	—	—	—	—	—	7,485

Total Assets	$25,310	$25,461	$5,201	$9,493	$2,340	$7,485	$2,436	$7,626	$34,104	$10,231	$3,287	$13,607	$21,479	$14,671	$182,731

Liabilities:

Futures contracts***	—	—	—	—	—	—	—	—	—	16,182	—	—	—	—	16,182

Forward currency contracts#	6,384	9,663	6,897	36,054	6,687	—	11,925	10,188	54,217	—	5,929	15,336	17,680	6,704	187,664

Written equity options#	270	—	—	—	—	—	—	—	—	—	—	—	—	—	270

Total Liabilities	$6,654	$9,663	$6,897	$36,054	$6,687	$—	$11,925	$10,188	$54,217	$16,182	$5,929	$15,336	$17,680	$6,704	$204,116

Total Financial and Derivative
Net Assets	$18,656	$15,798	$(1,696)	$(26,561)	$(4,347)	$7,485	$(9,489)	$(2,562)	$(20,113)	$(5,951)	$(2,642)	$(1,729)	$3,799	$7,967	$(21,385)

Total collateral
received (pledged)##†	$—	$—	$—	$—	$—	$7,485	$—	$—	$—	$—	$—	$—	$—	$—	$7,485

Net amount	$18,656	$15,798	$(1,696)	$(26,561)	$(4,347)	$—	$(9,489)	$(2,562)	$(20,113)	$(5,951)	$(2,642)	$(1,729)	$3,799	$7,967	$(28,870)

**Included with Investments in securities on the Statement of assets and liabilities

#Covered by master netting agreement.

***Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

62	Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund	63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64	Dynamic Asset Allocation Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

SA062
284875 1/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2014